CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Invvision Capital Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward P. Rea, Chairman, CEO and acting CFO, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 14, 2003                      By: /s/ Edward P. Rea
                                             ---------------------------
                                             Name: Edward P. Rea
                                             Title: CEO and acting CFO